UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

EON RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200
Houston, Texas77098
(Address of principal executive offices, including zip code)

(713) 834-1145
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 23, 2026, EON Resources Inc. (the “Company”) issued a press release announcing financial results for the second quarter ended June 30, 2026. The Company filed its quarterly report on Form 10-Q for the quarter ended June 30, 2026 with the U.S. Securities and Exchange Commission on October 22, 2026. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

Also on October 23, 2026, the Company issued a press release announcing that it will host an earnings call via webcast on Wednesday, October 28, 2026, at 10:30 a.m. Eastern Time, during which its financial results for the second quarter of 2026 will be discussed. The earnings call can be accessed via https://www.webcaster5.com/Webcast/Page/2999/54721, or by calling 877-545-0523 (toll free)/973-528-0016 (international) and entering the access code of 953643#. A copy of the press release is furnished as Exhibit 99.2 to this report and incorporated herein by reference.

In addition, the Company is filing an investor presentation that it intends to use in one-on-one meetings with investors at various times. A copy of the investor presentation is furnished as Exhibit 99.3 to this report and incorporated herein by reference.

The press release included as Exhibit 99.2 and the presentation included as Exhibit 99.3 to this report shall not be deemed to be “filed” for the purposes of the Exchange Act and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of EON Resources Inc., dated October 23, 2026
99.2	Press Release of EON Resources Inc., dated October 23, 2026
99.3	EON Resources Inc. Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 28, 2026	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer